Asset Impairment	12 Months Ended
Dec. 31, 2012
Asset Impairment

Note 2 — Asset Impairment

During the fourth quarter of 2011, we evaluated the present value of the future cash flows related to our AADU rigs in accordance with the impairment or disposal of long-lived assets subsections of ASC 360-10, Property, Plant and Equipment. The evaluation was performed as a result of the delay in completion of the rigs to allow the Company to modify the rigs to meet their design and functional requirements and an increase in the cost of the rigs. The need for the modifications was determined as a result of comprehensive safety, technical and operational reviews during commissioning activities of these prototype drilling rigs. The modification work extended the commissioning activities and increased the rigs’ total costs. At the time of the impairment evaluation, the two rigs’ cost at completion was estimated to be $385 million, which included capitalized interest estimates of approximately $50.7 million. This cost exceeded the estimated fair value of the rigs based on their projected cash flows. Based on this evaluation, the Company determined that the long-lived assets with a carrying amount of $339.5 million as of December 31, 2011, were no longer recoverable and were in fact impaired and recorded a charge in the 2011 fourth quarter of $170.0 million ($109.1 million, net of taxes) to reflect their estimated fair value of $169.5 million. Fair value was based on expected future cash flows using Level 3 inputs under the fair value measurement requirements. The cash flows are those expected to be generated by the market participants, discounted at the 10 percent rate of interest. In December 2012 we commenced drilling operations with the first AADU rig. The second rig completed client acceptance testing and began drilling in February 2013. The AADU rigs are reported as part of the U.S. Drilling segment.